                                                                    EXHIBIT 99.1

For Immediate Release
                                                           Contact: Betty Feezor
                                                              404-728-3204 Voice
                                                                404-728-3417 Fax
                                                investor.relations@globalpay.com
                                                --------------------------------


                 GLOBAL PAYMENTS ANNOUNCES FOURTH QUARTER AND
                       YEAR END RESULTS FOR FISCAL 2001

ATLANTA, July 18, 2001 --- Global Payments Inc. (NYSE: GPN) today announced results for the fourth quarter and fiscal year ended May 31, 2001. These results are stated on a normalized basis, which excludes the impact of divested businesses and other non-recurring items, and includes certain pro forma costs assuming its spin off from National Data Corporation occurred on June 1, 1999.

     For the fourth quarter, normalized revenue grew by 25% to $102.7 million, net income was $8.7 million, and diluted earnings per share was $0.25. These results compare to prior year same period normalized revenue of $81.9 million, net income of $6.6 million, and diluted earnings per share of $0.25.

     For the fiscal year, normalized revenue grew by 7% to $350.3 million, net income was $30.9 million, and diluted earnings per share was $1.06. These results compare to prior year normalized revenue of $327.2 million, net income of $30.2 million, and diluted earnings per share of $1.13.

     The year-over-year normalized results reflect 8% revenue growth from the Merchant Services channel offset by declines in the Funds Transfer channel. Global continues to be a strong generator of cash, with normalized EBITDA of $82.5 million for the year.

     For the fiscal year on a GAAP reported basis, revenue was $353.2 million, net income was $23.7 million, and diluted earnings per share was $0.81. GAAP results for the fourth quarter of fiscal 2001 include a restructuring charge of $4.9 million relating to facilities consolidation and severance ($2.2 million of which is non-cash), a non-recurring reserve of $3.0 million involving a change in operating guidelines concerning aged chargebacks in our merchant settlement function, as well as a non-operating, non-cash loss of $5.0 million on the write down of Global's sole Internet-related investment.

Global also issued 9.8 million shares of common stock to Commerce Imperial Bank of Canada in the fourth quarter in conjunction with its acquisition of CIBC's merchant acquiring business, resulting in a significant increase to shares outstanding.

     In commenting on the results, Paul R. Garcia, chief executive officer, said, "We have completed the most significant year in our thirty-four year history. We became an independently traded public company through the spin off from National Data Corporation. We have revamped our direct sales force, consolidated operations, expanded our ISO sales channel, and invested in our core infrastructure.

     "Additionally, we have significantly expanded our North American market presence through our acquisition of CIBC's VISA portfolio, which closed in March, and our pending acquisition of National Bank of Canada's MasterCard portfolio, planned to close this fall. Upon the completion of these acquisitions, we will become the largest publicly-traded, independent MasterCard and VISA acquirer in Canada with the capability to provide Canadian businesses one source for all of their VISA, MasterCard, debit, and other payment processing requirements. We also broadened our market penetration in the western United States through our acquisition of Imperial Bank's merchant portfolio.

     "We are well positioned for growth in fiscal 2002. We expect to achieve fiscal 2002 revenue of $455 to $462 million, reflecting growth of 30% to 32% over fiscal 2001 normalized results of $350.3 million. Our revenue growth will be driven by continued domestic and Canadian expansion in our Direct merchant acquiring channel. We expect to achieve fiscal 2002 basic earnings per share of $1.24 to $1.29, reflecting growth of 15% to 19% over fiscal 2001 normalized results of $1.08. On a diluted basis, we expect earnings per share of $1.19 to $1.24. These estimates include a $0.10 favorable impact expected to result from adoption of SFAS 142, "Goodwill and Other Intangible Assets", which no longer requires amortization of goodwill.

     "We believe that our expectation of 15% to 19% basic earnings per share growth reflects a significant improvement over our normalized basic earnings per share decline of 4% during fiscal 2001. Further, we expect continued growth in fiscal 2003, as we benefit from the integration of our recent acquisitions and continue to build momentum in our existing lines of business."

     Global Payments Inc. is a leading provider of electronic transaction processing services to merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada and the United Kingdom. Global Payments offers a comprehensive line of payment solutions, including credit and debit cards, business-to-business purchasing cards, gift cards, check guarantee, check verification and recovery, terminal management and funds transfer services.
                                      ###

This document may contain forward-looking statements concerning the Company's operations, current and future performance and financial condition. These items involve risks and uncertainties such as product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, development difficulties, the ability to consummate and integrate acquisitions, and other risks detailed in the Company's SEC filings, including the most recent Form 10. The Company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

                                                                      Normalized

CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES



(In thousands, except per share data)
--------------------------------------------------------------------------------

                                                                                                Three Months Ended May 31,
                                                                                     -----------------------------------------------
                                                                                             2001                   2000
                                                                                     ---------------------  ------------------------
Revenues                                                                             $            102,699   $              81,914
------------------------------------------------------------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                                                               55,655                  43,339
     Sales, general and administrative                                                             30,639                  24,886
                                                                                     -----------------------------------------------
                                                                                                   86,294                  68,225
                                                                                     -----------------------------------------------

Operating income                                                                                   16,405                  13,689
------------------------------------------------------------------------------------------------------------------------------------

Other income (expense):
     Interest and other income                                                                        549                    (361)
     Interest and other expense                                                                    (1,356)                 (1,473)
     Minority interest                                                                             (1,475)                 (1,092)
                                                                                     -----------------------------------------------
                                                                                                   (2,282)                 (2,926)
                                                                                     -----------------------------------------------

Income before income taxes                                                                         14,123                  10,763
Provision for income taxes                                                                          5,437                   4,149
------------------------------------------------------------------------------------------------------------------------------------
     Net income                                                                      $              8,686   $               6,614
                                                                                     ===============================================


Basic earnings per share                                                             $               0.25   $                0.25
                                                                                     ===============================================
Weighted average basic shares outstanding                                                          34,339                  26,204
                                                                                     ===============================================

Diluted earnings per share  **                                                       $               0.25   $                0.25
                                                                                     ===============================================
Weighted average diluted shares outstanding  **                                                    35,224                  26,384
                                                                                    ================================================


** -Diluted share and per share information is on a pro forma basis for fiscal 2000.

                                                            Press Release Page 4

                                                                      Normalized

CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES


(In thousands, except per share data)
--------------------------------------------------------------------------------


                                                         Year Ended May 31,
                                                    ----------------------------
                                                        2001          2000
                                                    -----------   --------------
Revenues                                             $ 350,315       $ 327,183
--------------------------------------------------------------------------------

Operating expenses:
     Cost of service                                   187,121         174,038
     Sales, general and administrative                 102,480          93,985
                                                    ----------------------------
                                                       289,601         268,023
                                                    ----------------------------

Operating income                                        60,714          59,160
--------------------------------------------------------------------------------

Other income (expense):
     Interest and other income                           2,039             796
     Interest and other expense                         (6,999)         (6,752)
     Minority interest                                  (5,430)         (4,117)
                                                    ----------------------------
                                                       (10,390)        (10,073)
                                                    ----------------------------

Income before income taxes                              50,324          49,087
Provision for income taxes                              19,375          18,921
--------------------------------------------------------------------------------
     Net income                                      $  30,949       $  30,166
                                                    ============================


Basic earnings per share                             $    1.08       $    1.13
                                                    ============================
Weighted average basic shares outstanding               28,616          26,586
                                                    ============================

Diluted earnings per share  **                       $    1.06       $    1.13
                                                    ============================
Weighted average diluted shares outstanding  **         29,134          26,793
                                                    ============================

** -Diluted share and per share information is on a pro forma basis.

                                                            Press Release Page 5

Combined Statement of Income
GLOBAL PAYMENTS INC.

(in thousands)
================================================================================

Fourth Quarter Ending May 31,                                        2001                               2000
                                                 ----------------------------------------------    ---------------
                                                   Normalized      One-Time         GAAP                GAAP
                                                 ----------------------------------------------    ---------------
Revenue                                          $      102,699    $         -     $   102,699     $     $ 84,204

Operating expenses:
   Cost of service                                       55,655          2,996          58,651             45,025
   Sales, general and administrative                     30,639              -          30,639             25,201
   Restructuring and other                                    -          4,882           4,882                  -
                                                 ----------------------------------------------    ---------------
                                                         86,294          7,878          94,172             70,226

                                                 ----------------------------------------------    ---------------
Operating income                                         16,405         (7,878)          8,527             13,978

EBITDA                                                   23,354         (7,878)         15,476             19,123

Other income/(expense)
   Interest and other income                                549              -             549               (361)
   Non-cash loss on investment                                -         (5,000)         (5,000)                 -
   Interest and other expense                            (1,356)             -          (1,356)            (1,314)
   Minority interest in earnings                         (1,475)             -          (1,475)            (1,092)
                                                 ----------------------------------------------    ---------------
                                                         (2,282)        (5,000)         (7,282)            (2,767)

                                                 ----------------------------------------------    ---------------
Income before income taxes                               14,123        (12,878)          1,245             11,211
 Income Taxes                                             5,437         (4,958)            479              4,321
                                                 ----------------------------------------------    ---------------
 Net Income                                               8,686         (7,920)            766              6,890
                                                 ==============================================    ===============

 Basic Shares                                            34,339              -          34,339             26,204
 Basic Earnings per Share                        $         0.25    $     (0.23)    $      0.02     $         0.26
                                                 ==============================================    ===============

 Pro Forma Diluted Shares                                35,224              -          35,224             26,384
 Pro Forma Diluted Earnings per Share            $         0.25    $     (0.23)    $      0.02     $         0.26
                                                 ==============================================    ===============

                                                            Press Release Page 6

Combined Statement of Income
GLOBAL PAYMENTS INC.

(in thousands)
--------------------------------------------------------------------------------

Fiscal Year Ending May 31,                                           2001                               2000
                                                 ----------------------------------------------    ---------------
                                                   Normalized      One-Time         GAAP                GAAP
                                                 ----------------------------------------------    ---------------
Revenue                                               $ 350,315        $ 2,880       $ 353,195          $ 340,033

Operating expenses:
   Cost of service                                      187,121          5,268         192,389            181,479
   Sales, general and administrative                    102,480            398         102,878             95,342
   Restructuring and other                                    -          4,882           4,882                  -
                                                 ----------------------------------------------    ---------------
                                                        289,601         10,548         300,149            276,821

                                                 ----------------------------------------------    ---------------
Operating income                                         60,714         (7,668)         53,046             63,212

EBITDA                                                   82,469         (7,667)         74,802             83,240

Other income/(expense)
   Interest and other income                              2,039              -           2,039                796
   Non-cash loss on investment                                -         (5,000)         (5,000)                 -
   Interest and other expense                            (6,999)           828          (6,171)            (6,119)
   Minority interest in earnings                         (5,430)             -          (5,430)            (4,117)
                                                 ----------------------------------------------    ---------------
                                                        (10,390)        (4,172)        (14,562)            (9,440)

                                                 ----------------------------------------------    ---------------
Income before income taxes                               50,324        (11,840)         38,484             53,772
 Income Taxes                                            19,375         (4,559)         14,816             20,725
                                                 ----------------------------------------------    ---------------
 Net Income                                              30,949         (7,281)         23,668             33,047
                                                 ----------------------------------------------    ---------------

 Basic Shares                                            28,616              -          28,616             26,586
 Basic Earnings per Share                                $ 1.08        $ (0.25)         $ 0.83             $ 1.24
                                                 ----------------------------------------------    ---------------

 Pro Forma Diluted Shares                                29,134              -          29,134             26,793
 Pro Forma Diluted Earnings per Share                    $ 1.06        $ (0.25)         $ 0.81             $ 1.23
                                                 ----------------------------------------------    ---------------

                                                            Press Release Page 7

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOW
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
--------------------------------------------------------------------------------------------------------------

                                                                               Twelve Months Ended May 31,
                                                                           -----------------------------------
                                                                                2001                 2000
                                                                           --------------       --------------
Cash flows from operating activities:
     Net income                                                            $       23,668       $       33,047
     Non-cash items
        Depreciation and amortization                                              21,756               20,028
        Restructuring and other                                                     2,198                    -
        Non-cash loss on investment                                                 5,000                    -
        Provision for losses                                                        6,586                1,019
        Deferred  income taxes                                                     (3,694)               1,786
        Minority interest in earnings                                               5,430                4,117
        Other, net                                                                   (346)               1,500
     Changes in working capital, which provided (used) cash
        Merchant processing                                                         7,562              (22,280)
        Other, net                                                                 10,454                2,079
                                                                           --------------       --------------
           Net cash provided by operating activities                               78,614               41,296
                                                                           --------------       --------------

Cash flows from investing activities:
     Capital expenditures                                                         (13,601)              (6,002)
     Net business development activities                                          (19,848)              (5,000)
                                                                           --------------       --------------
           Net cash used by investing activities                                  (33,449)             (11,002)
                                                                           --------------       --------------

Cash flows from financing activities:
     Net borrowings on line of credit                                              73,000                    -
     Net repayments to NDC                                                       (106,197)             (15,050)
     Principal payments under capital leases and other notes                       (3,144)              (9,457)
     Net stock issued to employees under stock plans and dividends                 (1,157)                   -
     Distributions to minority interests                                           (4,330)              (4,377)
                                                                           --------------       --------------
           Net cash used in financing activities                                  (41,828)             (28,884)
                                                                           --------------       --------------

Increase in cash and cash equivalents                                               3,337                1,410
Cash and cash equivalents, beginning of period                                      2,766                1,356
                                                                           --------------       --------------
Cash and cash equivalents, end of period                                   $        6,103       $        2,766
                                                                           ==============       ==============

                                                            Press Release Page 8

CONSOLIDATED CONDENSED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
---------------------------------------------------------------------------------------------------
                                                                      May 31,            May 31,
                                                                        2001               2000
                                                                   -------------      -------------
Assets
------
Cash and cash equivalents                                          $       6,103      $       2,766
Accounts receivable, net                                                  39,605             34,229
Merchant processing receivable                                            77,736             32,213
Other current assets                                                      14,338             11,017
                                                                   -------------      -------------
          Current assets                                                 137,782             80,225

Property and equipment, net                                               44,336             28,665
Intangible assets, net                                                   277,375            173,726
Other assets                                                                 395              5,330
                                                                   -------------      -------------
                    Total assets                                   $     459,888      $     287,946
                                                                   =============      =============

Liabilities & Shareholders' Equity
----------------------------------
Line of credit                                                     $      73,000      $           -
Due to NDC                                                                     -             96,125
Merchant processing payable                                               10,113             11,880
Accounts payable and other accrued liabilities                            47,916             26,748
Obligations under capital leases                                           2,739              2,900
                                                                   -------------      -------------
          Current liabilities                                            133,768            137,653

Obligations under capital leases                                           1,974              4,332
Other accrued liabilities                                                 14,272              7,694
                                                                   -------------      -------------
          Total liabilities                                              150,014            149,679
                                                                   -------------      -------------

Minority interest in equity of subsidiaries                               38,852             18,472
Shareholders' equity                                                     271,022            119,795
                                                                   -------------      -------------
                    Total liabilities & shareholders' equity       $     459,888      $     287,946
                                                                   =============      =============

                                                            Press Release Page 9